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                                                                    Exhibit 10.6


                              EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT (the "Agreement"), made this 9th day of August, 1999, is entered into by ECC International Corp., a Delaware corporation (the "Company"), and Melissa Van Valkenburgh (the "Executive").

         The Company desires to employ the Executive, and the Executive desires to be employed by the Company. In consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties agree as follows:

         1. EMPLOYMENT. The Company hereby employs the Executive in such position and capacity as the Executive and the Company shall from time to time determine, and the Executive accepts such employment. The Executive shall have the duties, responsibilities and authority as are delegated to her by the Company.

         2. PERFORMANCE. The Executive agrees to devote her entire business time, attention and energies to the business and interests of the Company during the term of this Agreement (the "Employment Term"). The Executive agrees to abide by the rules, regulations, instructions, personnel practices and policies of the Company and any changes therein which may be adopted from time to time by the Company. The Executive acknowledges receipt of copies of all such rules and policies committed to writing as of the date of this Agreement.

         3. EMPLOYMENT TERM. The Executive shall be deemed to be an at-will employee of the Company and the Executive's employment with the Company may be terminated by the Company at any time for any reason or no reason, with or without cause.

         4.       COMPENSATION AND BENEFITS.

                  4.1 SALARY. During the Employment Term, the Company shall pay the Executive an annual base salary, payable in accordance with the Company's normal payroll practice, subject to withholding and other applicable taxes, at the annualized rate determined from time to time by the Board of Directors.

                  4.2 ADDITIONAL BENEFITS. The Executive shall be entitled to participate in all bonus and benefit programs that the Company establishes and makes available to its executive officers, to the extent that Executive's position, tenure, salary, age, health and other qualifications make her eligible to participate.



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                  4.3      REIMBURSEMENT OF EXPENSES. The Company shall
reimburse the Executive for all reasonable expenses incurred or paid by the Executive in connection with the performance of her duties, responsibilities or services under this Agreement, upon presentation by the Executive of documentation, expense statements, vouchers and/or such other supporting information as the Company may require.

         5. NON-COMPETITION AND NON-SOLICITATION AGREEMENT. On the date hereof, the Company and the Executive shall enter into a Non-Competition and Non-Solicitation Agreement substantially in the form attached hereto as EXHIBIT A, and such agreement shall be incorporated herein by this reference and made a part hereof as if set forth herein in its entirety.

         6.       CHANGE IN CONTROL.

                  6.1 Notwithstanding any other provision of this Agreement, if a Change in Control (as such term is defined below) shall have occurred, upon the termination of employment of the Executive after such Change in Control (i) by the Company other than for cause or (ii) by the Executive for good reason, the following severance payments and arrangements (less applicable deductions for social security, payroll and other applicable taxes) shall be made for the benefit of the Executive:

                           (a)      cash payments in bi-weekly installments at
the Executive's current bi-weekly base salary at the time of termination (less applicable deductions) for a period equal to 24 months, commencing with the month immediately succeeding the month during which the termination occurred;

                           (b)      normal employee medical benefits shall be
continued for the Executive for a period equal to 24 months, commencing with the month immediately succeeding the month during which the termination occurred;

                           (c)      a lump sum cash payment in an amount equal
to 24 times the current monthly value of the other benefits otherwise payable to the Executive at the time of termination;

                           (d)      payment of bonuses otherwise earned but not
yet paid to the Executive under Section 4 through the date of termination; and

                           (e)      all stock options granted to the Executive
which shall not have vested as of the time of termination shall thereupon automatically vest and be immediately exercisable in full, provided that any such acceleration of vesting shall in every event be subject to the terms of any stock option plan under which such stock options are granted.




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                  Notwithstanding the foregoing, the severance payments and
arrangements set forth in paragraphs (a) and (b) above shall cease in the event the Executive commences alternate employment with (i) base salary equal to or greater than the Executive's base salary at the time of termination and (ii) comparable employee medical benefits.

                  For the purposes of this Section 6, cause shall mean any willful misconduct by the Executive which affects the business reputation of the Company or willful failure by the Executive to perform her material responsibilities to the Company (including, without limitation, breach by the Executive of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Executive and the Company). For the purposes of this Section 6, good reason shall mean any significant diminution in the Executive's title, authority or responsibilities or any reduction in the Executive's base salary.

                  6.2 For purposes of this Agreement, a "Change in Control" shall mean:

                           (a)      any merger or consolidation which results in
the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation;

                           (b)      individuals who, as of July 1, 1999,
constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequently to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board (except that this proviso shall not apply to any individual whose initial assumption of office as a director occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents other than by or on behalf of the Board); or

                           (c)      any sale of all or substantially all of the
assets of the Company.






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         7.       PROPRIETARY INFORMATION AND DEVELOPMENTS.

                  7.1      PROPRIETARY INFORMATION.

                           (a)      The Executive agrees that all information,
whether or not in writing, of a private, secret or confidential nature concerning the Company's business, business relationships or financial affairs (collectively, "Proprietary Information") is and shall be the exclusive property of the Company. By way of illustration, but not limitation, Proprietary Information may include inventions, products, processes, methods, techniques, formulas, compositions, compounds, projects, developments, plans, research data, clinical data, financial data, personnel data, computer programs, customer and supplier lists, and contacts at or knowledge of customers or prospective customers of the Company. The Executive will not disclose any Proprietary Information to any person or entity other than employees of the Company or use the same for any purposes (other than in the performance of her duties as an employee of the Company) without written approval by an officer of the Company, either during or after her employment with the Company, unless and until such Proprietary Information has become public knowledge without fault by the Executive.

                           (b)      The Executive agrees that all files,
letters, memoranda, reports, records, data, sketches, drawings, laboratory notebooks, program listings, or other written, photographic, or other tangible material containing Proprietary Information, whether created by the Executive or others, which shall come into her custody or possession, shall be and are the exclusive property of the Company to be used by the Executive only in the performance of her duties for the Company. All such materials or copies thereof and all tangible property of the Company in the custody or possession of the Executive shall be delivered to the Company, upon the earlier of (i) a request by the Company or (ii) termination of her employment. After such delivery, the Executive shall not retain any such materials or copies thereof or any such tangible property.

                           (c)      The Executive agrees that her obligation not
to disclose or to use information and materials of the types set forth in paragraphs (a) and (b) above, and her obligation to return materials and tangible property, set forth in paragraph (b) above, also extends to such types of information, materials and tangible property of customers of the Company or suppliers to the Company or other third parties who may have disclosed or entrusted the same to the Company or to the Executive.

                  7.2      DEVELOPMENTS.

                           (a)      The Executive will make full and prompt
disclosure to the Company of all inventions, improvements, discoveries, methods, developments, software, and works of authorship, whether patentable or not, which are created, made, conceived or reduced to practice by her or under her direction or jointly with others during her employment by the Company, whether or not during normal working hours or on the premises of the Company (all of which are collectively referred to in this Agreement as "Developments").



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                           (b)      The Executive agrees to assign and does
hereby assign to the Company (or any person or entity designated by the Company) all her right, title and interest in and to all Developments and all related patents, patent applications, copyrights and copyright applications. However, this Section 7.2(b) shall not apply to Developments which do not relate to the present or planned business or research and development of the Company and which are made and conceived by the Executive not during normal working hours, not on the Company's premises and not using the Company's tools, devices, equipment or Proprietary Information. The Executive understands that, to the extent this Agreement shall be construed in accordance with the laws of any state which precludes a requirement in an employee agreement to assign certain classes of inventions made by an employee, this Section 7.2(b) shall be interpreted not to apply to any invention which a court rules and/or the Company agrees falls within such classes. The Executive also hereby waives all claims to moral rights in any Developments.

                           (c)      The Executive agrees to cooperate fully with
the Company, both during and after her employment with the Company, with respect to the procurement, maintenance and enforcement of copyrights, patents and other intellectual property rights (both in the United States and foreign countries) relating to Developments. The Executive shall sign all papers, including, without limitation, copyright applications, patent applications, declarations, oaths, formal assignments, assignments of priority rights, and powers of attorney, which the Company may deem necessary or desirable in order to protect its rights and interests in any Development. The Executive further agrees that if the Company is unable, after reasonable effort, to secure the signature of the Executive on any such papers, any executive officer of the Company shall be entitled to execute any such papers as the agent and the attorney-in-fact of the Executive, and the Executive hereby irrevocably designates and appoints each executive officer of the Company as her agent and attorney-in-fact to execute any such papers on her behalf, and to take any and all actions as the Company may deem necessary or desirable in order to protect its rights and interests in any Development, under the conditions described in this sentence.

                           7.3      OTHER AGREEMENTS. The Executive hereby
represents that, except as the Executive has disclosed in writing to the Company, the Executive is not bound by the terms of any agreement with any previous employer or other party to refrain from using or disclosing any trade secret or confidential or proprietary information in the course of her employment with the Company or to refrain from competing, directly or indirectly, with the business of such previous employer or any other party. The Executive further represents that her performance of all the terms of this Agreement and as an employee of the Company does not and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by the Executive in confidence or in trust prior to her employment with the Company, and the Executive will not disclose to the Company or induce the Company to use any confidential or proprietary information or material belonging to any previous employer or others.




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         8.       ENTIRE AGREEMENT. This Agreement constitutes the entire
agreement between the parties and supersedes all prior agreements and understandings, whether written or oral, relating to the subject matter of this Agreement.

         9. AMENDMENT. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Executive.

         10. GOVERNING LAW. This Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of Delaware.

         11. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of both parties and their respective successors and assigns, including any corporation with which or into which the Company may be merged or which may succeed to its assets or business, provided, however, that the obligations of the Executive are personal and shall not be assigned by him.

         12.      MISCELLANEOUS.

                  (a) No delay or omission by the Company or the Executive in exercising any right under this Agreement shall operate as a waiver of that or any other right. A waiver or consent given by the Company or the Executive on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

                  (b) The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement.

                  (c) In case any provision of this Agreement shall be invalid, illegal or otherwise unenforceable, the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired thereby.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year set forth above.



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                                      ECC INTERNATIONAL CORP.



                                      By: /s/ James C. Garrett
                                          ------------------------------------
                                          Name: James C. Garrett
                                          Title: President

                                      EXECUTIVE


                                          /s/ Melissa Van Valkenburgh
                                          ------------------------------------
                                          Melissa Van Valkenburgh






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